Certain confidential information contained in this document, marked by “[***]”, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential.

EXECUTION VERSION
EXHIBIT 10.5.1
AMENDMENT NO. 1 TO THE BASE INDENTURE
This Amendment No. 1 (this “Amendment”) to the Base Indenture (as defined below) is entered into as of May 28, 2025, by and among LOANDEPOT GMSR MASTER TRUST, as issuer (the “Issuer”), CITIBANK, N.A., as indenture trustee (the “Indenture Trustee”), LOANDEPOT.COM, LLC (“loanDepot”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and NOMURA CORPORATE FUNDING AMERICAS, LLC (“Nomura”), as administrative agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Base Indenture (as defined below).
W I T N E S S E T H:
WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and PentAlpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture dated as of January 25, 2024 (as further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as consented to by Nomura, as Noteholder of 100% of the Outstanding VFNs;
WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Base Indenture;
WHEREAS, pursuant to Section 12.1(b) of the Base Indenture, the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee may amend the Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Base Indenture, without the consent of any of the Noteholders or any other Person, upon (i) delivery of an Issuer Tax Opinion, (ii) delivery to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (iii) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes;
WHEREAS, as of the date hereof and prior to the execution of this Amendment, there is no Note Rating Agency;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Base Indenture is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and
WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Issuer is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.
NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:
SECTION 1. Amendments to the Base Indenture.
(a)Section 1.1 of the Base Indenture is hereby amended by deleting the definition of “Expense Limit” in its entirety and replacing it with the following:
Expense Limit: With respect to: (i) expenses and indemnification amounts (A) in any year, for the Owner Trustee, the Indenture Trustee (in all its capacities), the Credit Manager, the Advance Verification Agent and the MSR Valuation Agent, $[***] (with $[***] being reserved for the Indenture Trustee, $[***] being reserved for the Owner Trustee and $[***] being reserved for the Credit Manager), and (B) for any single Payment Date, for the Indenture Trustee only (in all its capacities) $[***], and for the Credit Manager only $[***]; and (ii) Administrative Expenses, in any year, $25,000; provided, that the Expense Limit shall only apply to payments made pursuant to Sections 4.5(a)(1)(i) and (ii), and Sections 4.5(a)(4)(i) and (ii), to the extent provided in such sections; and provided, further, that any amounts in excess of the Expense Limit that have not been paid pursuant to Section 4.5 may be applied toward and subject to the Expense Limit for the subsequent year and may be paid in a subsequent year.

SECTION 2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the latest to occur of the following:

(a)the execution and delivery of this Amendment by all parties hereto;
(b)the delivery of an Authorization Opinion;
(c)the delivery of an Issuer Tax Opinion;
(d)the Administrative Agent shall have provided its prior written consent to this Amendment;
(e)the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that (A) all conditions precedent, if any, provided for in the Base Indenture relating to the proposed action have been complied with and (B) the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and
(f)the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.
SECTION 3. Authorization and Direction. The Indenture Trustee is hereby authorized and directed to execute this Amendment.
SECTION 4. No Default; Representations and Warranties. loanDepot and the Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 5. Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Base Indenture remain in full force and effect and are hereby reaffirmed.
SECTION 6. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Base Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 10. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
SECTION 11. No Recourse. It is expressly understood and agreed by the parties to this Amendment that (i) the Issuer is a statutory trust existing as a separate legal entity under Delaware law, and each of the representations, warranties, covenants, agreements and obligations

(including payment and indemnification obligations), if any, of the Issuer under this Amendment are solely the obligation of the Issuer; provided that any such obligations shall be limited recourse obligations, payable solely from the Trust Estate, as set forth in the Base Indenture, (ii) no recourse may be taken, directly or indirectly, with respect to such representations, warranties, covenants, agreements and obligations, if any, of the Issuer set forth in this Amendment or any related document, against Wilmington Savings Fund Society, FSB (“WSFS”), in its individual capacity or in its capacity as Owner Trustee of the Issuer, (iii) nothing herein contained shall be construed as creating any obligation or liability on the part of WSFS, individually or personally or as Owner Trustee, to perform any covenant or obligation under this Amendment, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) WSFS has not verified and has made no and will make no investigation as to the accuracy or completeness of any representation, warranty or covenant, if any, of the Issuer, and (v) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment and any other agreement related hereto. Other than as set forth in the Trust Agreement, (i) the duties and obligations of the Issuer hereunder will be performed by the Administrator, pursuant to authority granted to it under the Trust Agreement, as applicable, and (ii) under no circumstances shall the Owner Trustee have any duty or obligation to monitor, exercise or perform the rights, duties or obligations of the Issuer hereunder.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
LOANDEPOT GMSR MASTER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:/s/ Mary Emily Pagano
                        Name: Mary Emily Pagano
Title: Vice President

[LD GMSR- Amendment No. 1 to 3rd A&R Base Indenture]

LOANDEPOT.COM, LLC, as Administrator and Servicer

By: /s/David Hayes
Name: David Hayes
Title: CFO

[LD GMSR- Amendment No. 1 to 3rd A&R Base Indenture]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent

By: /s/ David Zack
Name: David Zack
Title: Executive Director

[LD GMSR- Amendment No. 1 to 3rd A&R Base Indenture]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By: /s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

[LD GMSR- Amendment No. 1 to 3rd A&R Base Indenture]